UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 15, 2015
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. REGULATION FD DISCLOSURE.

On April 15, 2015, Carrols Restaurant Group issued a press release, the entire text of which is attached as Exhibit 99.1 and is incorporated by reference herein.

On April 15, 2015, Carrols Restaurant Group issued a press release, the entire text of which is attached as Exhibit 99.2 and is incorporated by reference herein.

In upcoming presentations, Carrols Restaurant Group will be providing certain information with respect to, among other things, the expected entry by Carrols Restaurant Group into an amendment to the Credit Agreement (as amended, the "Amended Senior Credit Facility") dated as of May 30, 2012, as amended on December 19, 2014, among Carrols Restaurant Group, as borrower, the subsidiaries party thereto, as guarantors, the lenders party thereto, as lenders and Wells Fargo Bank, National Association, as administrative agent and a lender. The Amended Senior Credit Facility is expected to provide for aggregate revolving credit borrowings of $30.0 million, an increase of $10.0 million from the current capacity for revolving credit borrowings of $20.0 million (including $20.0 million available for letters of credit, an increase of $5.0 million from the current capacity for letters of credit of $15.0 million), have a five year maturity, permit potential incremental increases in revolving credit borrowings of up to $25.0 million, amend certain financial ratios which Carrols Restaurant Group must maintain and reduce the interest rate for revolving credit borrowings under the Amended Senior Credit Facility to, at Carrols Restaurant Group's option, (i) the alternate base rate plus the applicable margin of 2.0% to 2.75% based on our total lease adjusted leverage ratio, or (ii) the LIBOR rate plus the applicable margin of 3.0% to 3.75% based on Carrols Restaurant Group's total lease adjusted leverage ratio (all as defined under the Amended Senior Credit Facility). As the final terms of the Amended Senior Credit Facility have not been agreed upon, the final terms may differ from those set forth herein.

Except for the historical information contained herein, the matters addressed are forward-looking statements. Forward-looking statements, written, oral or otherwise made, represent Carrols Restaurant Group's expectation or belief concerning future events. Without limiting the foregoing, these statements are often identified by the words "may", "might", "believes", "thinks", "anticipates", "plans", "expects", "intends" or similar expressions. In addition, expressions of our strategies, intentions, plans or guidance are also forward-looking statements. Such statements reflect management's current views with respect to future events and are subject to risks and uncertainties, both known and unknown. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond our control. Investors are referred to the full discussion of risks and uncertainties as included in Carrols Restaurant Group's filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Carrols Restaurant Group Press Release, dated April 15, 2015.
99.2	Carrols Restaurant Group Press Release, dated April 15, 2015.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: April 15, 2015

By:	/s/ Paul R. Flanders
Name:	Paul R. Flanders
Title:	Vice President, Chief Financial Officer and Treasurer